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iPath

iPath® Exchange Traded Notes

Access to commodities, equity smart beta, carbon and other investment strategies

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About iPath ETNs

Explore the fundamentals of iPath ETNs and discover the key differences between an Exchange Traded Note (ETN) and an Exchange Traded Fund (ETF).

Read about iPath ETNs



iPath announcements

Read the latest announcements and press releases for iPath ETNs.

View the press releases

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least the minimum number of ETNs of the same series (i.e. 5,000, 20,000, 25,000 or 50,000 or as otherwise specified in the applicable product prospectus) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

About iPath® ETNs

Understanding iPath Exchange Traded Notes

The fundamentals of iPath Exchange Traded Notes

Exchange Traded Notes (ETNs) provide access to certain exposures including commodities and volatility

What is an ETN?

An Exchange Traded Note (ETN) is a debt security that can be bought and sold on an exchange. An ETN provides investors with a return linked to the performance of an underlying index, less fees and applicable costs

What are the characteristics of ETNs?

- Debt securities[1] that offer access to a range of exposures including commodities, currencies, equities, fixed income, and alternative strategies
- May be bought/sold on an exchange throughout the trading day
- May be bought/sold short[2] in margin accounts
- Offer daily redemption capabilities directly to the issuer[3]
- Provide minimal or no tracking error to their specified underlying index[4]
- Other than currency ETNs, capital gains or losses generally are not realized until the sale, maturity, or redemption of the ETN[5]

How do ETNs work?

An ETN is a debt security, representing a promise by the issuer to pay a return linked to the performance of a specified index, less fees and applicable costs. Because of this structure, the indicative value of an ETN has no tracking error to its underlying index.[6] Unlike an ETF, there are no underlying assets held to which the investor has recourse. See the next page for a detailed comparison of ETFs and ETNs

How can investors use ETNs?

- Diversification[7]
- Portfolio completion
- Execute tactical views
- Interest rate management
- Hedging

Key considerations of ETNs

Please refer to the relevant prospectus for further information about the risks of investing in a particular ETN

- **Market Performance**. The return of an ETN is linked to the performance of an index, less fees and applicable costs. The index may rise or fall depending on market conditions, affecting the value of the investment return. Investors may lose some or all of their investment in the ETN.
- **Traded on Exchange**. As an exchange-traded product, an ETN can be bought and sold daily on an exchange during normal US market hours. Investors may be exposed to risk overnight and during other non-trading hours. Additionally, investors may be exposed to risk when the ETN is trading but the market on which the underlying index is based is closed.
- **Issuer Credit Risk.** Investors are exposed to issuer credit risk when investing in any debt security, including ETNs. It is possible that an issuer may not be able to meet its obligations on the ETNs as they become due.

Investing in iPath Exchange Traded Notes

An Exchange Traded Note (ETN) is a debt security that can be bought and sold on an exchange. An ETN provides investors with a return linked to the performance of an underlying index, less fees and applicable costs

Gain access to difficult-to-reach exposures

iPath ETNs offer exposure to the returns of market benchmarks, less investor fees and costs, with exchange-traded accessibility. The ETN structure offers investors flexible exposure to investments in previously expensive or difficult-to-reach market sectors or strategies.

Help manage your taxable events

U.S. holders of iPath ETNs (other than the certain currency and MLP ETNs) should generally not be required to include amounts in income prior to sale, redemption or maturity[3]. Investors should generally recognize gain or loss upon the sale, redemption or maturity of their iPath ETNs in an amount equal to the difference between the amount they receive at such time and their tax basis in the securities. This enables investors to generally manage the timing of taxable events related to their investment in iPath ETNs. However, significant aspects of the tax treatment of the ETNs are uncertain, and the IRS and U.S. Treasury are actively considering the tax treatment of instruments such as iPath ETNs, which could change at any time. Investors should consult a tax advisor about their own tax situation.

Trading Flexibility

iPath ETNs are listed on NYSE Arca or another U.S. national securities exchange and can be bought and sold at their market price on the secondary market anytime during trading hours, subject to the existance of a listing and trading market, similar to other publicly traded securities.

Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

Investors can redeem a large block of iPath ETNs, at least 20,000, 25,000 or 50,000 ETNs (depending on the series) of the same series at one time, directly to the issuer, Barclays Bank PLC, on any redemption date, subject to the procedures described in the relevant product prospectus. A redemption charge may apply for certain series of iPath ETNs.

The redemption charge is a one-time transaction charge imposed only in the case of early redemption for certain iPath ETNs and is intended to allow the issuer to recoup brokerage and other costs incurred in connection with an early redemption (although proceeds from the charge may be more or less than such costs). Investors transacting in the secondary market will not incur a redemption charge for any series of iPath ETNs.

iPath governance

iPath roles

Barclays Bank PLC and its subsidiary undertakings (taken together, the "Group") is a major global financial services provider engaged in retail and commercial banking, credit cards, investment banking, wealth management and investment management services. The Group operates in many countries around the world. The whole of the issued ordinary share capital of Barclays Bank PLC is beneficially owned by Barclays PLC, which is the ultimate holding company of the Group.

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Regulation of iPath ETNs

iPath ETNs are registered under the Securities Act of 1933. They are not regulated by the Commodity Futures Trade Commission (CFTC), and you do not need a Series 3 License to sell them. However, futures contracts notionally underlying the relevant market index may be regulated by the CFTC.

1. iPath ETNs are senior, unsecured debt securities of Barclays Bank PLC. Senior: in the event of default or insolvency, investors in senior debt are repaid before all debts subordinated to the senior debt and all equities. Unsecured: there is no direct collateral asset on which senior debt investors have a claim in case of default or insolvency.
2. With short sales, an investor faces the potential for unlimited losses as the security's price rises.
3. Subject to any applicable redemption charge and applicable minimum amount. See relevant prospectus for further information.
4. Excluding fees and applicable costs and applies only to the indicative value, not necessarily to the secondary market price. Tracking error refers to the under/over performance differential of an ETN versus its underlying index over a given time period, after accounting for the ETN's fees and costs. One cannot invest directly in an index.
5. Holders of currency ETNs generally realize ordinary income upon sale, redemption or maturity. For more information regarding the U.S. federal income tax treatment of iPath ETNs, see the relevant prospectus or visit www.iPathETN.com to access a Tax FAQ
6. Excluding fees and applicable costs and applies only to the indicative value, not necessarily to the secondary market price. Tracking error refers to the under/over performance differential of an ETN versus its underlying index over a given time period, after accounting for the ETN's fees and costs. One cannot invest directly in an index.
7. Diversification does not protect against market risk.
8. Please see the applicable prospectus for a more complete discussion of the primary tax treatment and alternative tax characterizations that are possible with respect to each series of iPath ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least the minimum number of ETNs of the same series (i.e. 5,000, 20,000, 25,000 or 50,000 or as otherwise specified in the applicable product prospectus) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

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The difference between ETFs and ETNs

Understanding the similarities and differences

Both Exchange Traded Notes (ETNs) and Exchange Traded Funds (ETFs) provide investors access to the returns of various market benchmarks.

However, iPath® ETNs are debt securities issued by Barclays Bank PLC, whereas ETFs are typically registered investment companies collateralized by an underlying portfolio of securities

Key Differences

The following table describes some of the key differences and similarities between ETFs and ETNs:

	ETN	ETF
Liquidity	Daily on exchange, subject to trading market	Daily on exchange, subject to trading market
Registration	Securities Act of 1933	Investment Company Act of 1940
Recourse	Issuer credit	Portfolio of securities
Principal Risk	Market and issuer risk	Market risk
Tracking Error[1]	Minimal to none	Low
Tax Issues	Capital gains only realized upon the sale, redemption or maturity of the ETN. No dividend distributions. Interest paid only on ETNs designed to pay a periodic coupon. Significant aspects of the tax treatment of ETNs are uncertain. You should consult your tax advisor about your own situation.	Potential exposure to capital gains and losses of portfolio, although creation/redemption mechanism works to minimize this. Dividends and interest income passed through to shareholders.
Transparency	Performance of ETNs generally depends on the return of the underlying index, less applicable fees and costs. There is typically not an underlying portfolio of securities that investors have recourse to.	Performance of ETFs generally depends on the return on a portfolio of securities or instruments held by the fund, less applicable fees and costs. Holdings of the fund are disclosed by the fund sponsor.
Accessibility	Access through any brokerage account (certain firms may have restrictions on product availability on their platforms)	Access through any brokerage account (certain firms may have restrictions on product availability on their platforms)
Institutional size redemption	Daily to the issuer, subject to minimum redemption amount	Daily via custodian, subject to minimum redemption amount
Short sales[2]	Yes, on an uptick or a downtick	Yes, on an uptick or a downtick

[1] Tracking error refers to the under/over performance differential of an ETN versus its underlying index over a given time period, after accounting for the ETN's fees and costs. One cannot invest directly in an index.

[2] With short sales, an investor faces the potential for unlimited losses as the security's price rises.

https://ipathetn.barclays/static/about-ipath-difference.app (Continued)

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least the minimum number of ETNs of the same series (i.e. 5,000, 20,000, 25,000 or 50,000 or as otherwise specified in the applicable product prospectus) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

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Frequently Asked Questions

About iPath® Exchange Traded Notes (ETNs)

iPath Exchange Traded Notes are investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees.

The following are answers to questions financial professionals and individuals commonly ask about iPath Exchange Traded Notes

What are iPath Exchange Traded Notes?

iPath Exchange Traded Notes (ETNs) are senior, unsecured debt securities issued by Barclays Bank PLC. They are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. [1] Like index funds, they are linked to the return of a benchmark index.

How do I buy an iPath ETN?

The iPath ETNs currently available are listed on NYSE Arca (and in certain cases other major exchanges) and are available for purchase similar to other publicly traded securities.

How do I sell an iPath ETN?

Investors can liquidate iPath ETNs one of three ways:

- Sell in the secondary market during trading hours.
- Redeem a large block of securities, typically 25,000 or 50,000 units directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.[1] A redemption charge will apply to certain iPath ETNs
- Hold until maturity and receive a cash payment from the issuer, Barclays Bank PLC, equal to the principal amount of the securities times an index factor and any other applicable costs on the final valuation date (as described in the relevant prospectus) minus the investor fee on the final valuation date.

Do the iPath ETNs currently available make dividend distributions?

No.

Do the iPath ETNs currently available offer a principal protection feature?

No. Investors will receive a return based on the performance of the index to which the iPath ETN is linked, less investor fees and any other applicable costs. The index level may go up or down, and investors may not recover their principal once investor fees and costs are deducted.

Are iPath ETNs rated?

No. The iPath ETNs are not rated, but rely on the ratings of their issuer, Barclays Bank PLC.[2]

Who is the issuer?

Barclays Bank PLC and its subsidiary undertakings (taken together,the "Group") is a major global financial services provider engaged in retail and commercial banking, credit cards, investment banking, wealth management and investment management services. The Group operates in many countries around the world. The whole of the issued ordinary share capital of Barclays Bank PLC is beneficially owned by Barclays PLC, which is the ultimate holding company of the Group. For further information about Barclays, please visit www.cib.barclays

Who is Barclays Capital Inc.?

Barclays Capital Inc. will act as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered U.S. broker/dealer regulated by the SEC and FINRA.

Are iPath ETNs registered?

Yes. The iPath ETNs are registered under the Securities Act of 1933

Does the Commodity Futures Trade Commission (CFTC) regulate the iPath ETNs linked to commodity indexes?

No. iPath ETNs are debt securities issued by Barclays Bank PLC and are not regulated by the CFTC; however, futures contracts underlying the relevant market index may be regulated by the CFTC.

Where can I additional information about iPath ETNs?

Additional information is available at ipathetn.barclays or 1-212-528-7990.

Where are iPath ETNs listed?

The iPath ETNs currently available are listed on NYSE Arca (and in certain cases other major exchanges).

When can I buy or sell iPath ETNs?

iPath ETNs can be bought or sold anytime during market hours.

Can the iPath ETNs currently available be shorted?[3]

Yes, on an uptick or a downtick and subject to the ability to locate shares to borrow.

Is there a minimum trade size for iPath ETNs?

No. iPath ETNs can be bought and sold at their market price on the secondary market similar to other publicly traded securities

How can I find iPath ETNs on Bloomberg?

Information regarding iPath ETNs can be found on Bloomberg by typing the relevant ETN's trading symbol, then the "Equity" key, then "Go." For example, for information regarding the iPath® Pure Beta Broad Commodity ETN, type:
BCM <Equity> <Go>

Is a net asset value (NAV) calculated?

No. As iPath ETNs are debt securities, and not mutual funds, they will not have a NAV.

Is an intrinsic value calculated?

An "intraday indicative value" is calculated and published during the course of each trading day. It is meant to approximate the value of the ETNs during the current trading day by reference to the underlying index. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. Additionally, the daily indicative value of each iPath ETN is calculated and published at the end of each trading day at ipathetn.barclays For a more complete description of how the daily indicative value is calculated for each iPath ETN, please see the applicable product page and Pricing Supplement at ipathetn.barclays

Do the iPath ETNs trade at their indicative value?

The indicative value calculation is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the iPath ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity or bid-offer spreads. Published index levels from the sponsors of the indexes underlying the iPath ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the current index level and therefore the indicative value of your iPath ETNs. Index levels provided by the sponsors of the indexes underlying the iPath ETNs do not necessarily reflect the depth and liquidity of the underlying relevant market. For this reason and others, the actual trading price of the iPath ETNs may be different from their indicative value. At any given time, an iPath ETN may trade at a premium or discount to its intraday indicative value. In addition to being available for trading on an exchange, the early redemption feature allows a large block of securities, typically 25,000 or 50,000 units of a particular iPath ETN, to be redeemed directly to Barclays Bank PLC for the applicable redemption value, as described in the applicable Pricing Supplement. The historical daily indicative value is published each day at ipathetn.barclays . The redemption feature is intended to induce arbitrageurs to counteract any tradingof the iPath ETNs at a premium or discount to their indicative value, though there can be no assurance that arbitrageurs will employ the redemption feature in this manner.

What is the redemption charge?

The redemption charge is a one-time transaction charge imposed only in the case of early redemptions for certain iPath ETNs. The charge is intended to allow the issuer to recoup brokerage and other costs incurred in connection with an early redemption (although the proceeds from the charge may be more or less than such costs). Investors transacting on the secondary market will not incur a redemption charge.

What is an automatic termination event?

An automatic termination event is an automatic redemption applicable to certain ETNs at a specific ETN value ("automatic termination level"), as defined in the relevant prospectus. Market conditions may contribute to the occurrence of an automatic termination event. In the occurrence of an automatic termination event, Barclays will deliver a notice of redemption and automatically redeem the relevant ETN at the automatic redemption value. Please refer to the relevant prospectus for further details on the automatic termination event redemption trigger, timing and processes

What are the terms of the issuer redemption feature applicable to certain iPath ETNs?

Barclays Bank PLC may redeem the ETNs (in whole but not in part) at their sole discretion on any trading day on or after the inception date until and including maturity. To exercise the right to redeem, Barclays Bank PLC must deliver notice to the holders of the ETNs not less than 10 calendar days prior to the redemption date specified in such notice. If the ETNs are redeemed, investors will receive a cash payment in U.S. dollars per ETN in an amount equal to the closing indicative value on the applicable valuation date.

If Barclays Bank PLC's credit rating is downgraded, what happens to the indicative value?

The indicative value calculation of the iPath ETNs will not change in response to a Barclays Bank PLC credit event. However, the trading price of the iPath ETNs may be adversely impacted.

Is there a capacity constraint with respect to iPath ETNs?

Should demand for any iPath ETN exceed the initial amount of securities issued, subsequent issuances may be made under the registration statement. The terms of the new issue—maturity date, investor fee, ticker, CUSIP—will be the same as the original issue,and it is expected that both issues would be immediately fungible.

Depending on market factors beyond the control of Barclays Bank PLC, certain iPath ETNs may be suspended from further sales from inventory and/or further issuances.[4] Daily redemptions at the option of the holders of iPath ETNs are typically not affected by suspensions,nor are Barclays Bank PLC's lending activities from existing inventory with respect to iPath ETNs typically affected by suspensions

It is possible that a suspension, as described above, may influence the market value of iPath ETNs. Limitations on issuance and sale implemented may cause an imbalance of supply and demand in the secondary market for iPath ETNs, which may cause them to trade at a premium or discount in relation to their indicative value. Therefore, any purchase of iPath ETNs in the secondary market may be at a purchase price significantly different from their indicative value.

Information for Advisors

Broker/dealers are reminded to consider FINRA Notice to Members 05–59 (September 2005) before recommending iPath ETNs to their customers.

Is a Series 3 license required to sell iPath ETNs?

No

Differences and Similarities Between ETNs and ETFs

Please refer to this table

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see "Risk Factors" in the applicable prospectus, and risk factors below.

[1]The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount. Any such reduction will be applied on a consistent basis for all holders of units at the time the reduction becomes effective.

[2]Credit ratings are subject to revision or withdrawal at any time by the assigning rating organization, which may have an adverse effect on the market price or marketability of the iPath ETNs.

[3]With short sales, an investor faces the potential for unlimited losses as the security's price rises.

[4]Please see the applicable product page and Pricing Supplement at ipathetn.barclays

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least the minimum number of ETNs of the same series (i.e. 5,000, 20,000, 25,000 or 50,000 or as otherwise specified in the applicable product prospectus) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

https://ipathetn.barclays/static/about-ipath-trading.app



Trading and Redemption

Understand the trading and redemption options for iPath® ETNs

Exchange Traded Notes (ETNs) provide access to certain exposures including commodities and volatility. The following sections describe how to trade and redeem iPath ETNs.

Trading or Redemption Options

Investors can sell iPath ETNs in one of three ways:

1. **Sell in the secondary market** during trading hours, subject to the existence of a listing and a trading market
2. **Redeem a large block of iPath ETNs**, typically, 20,000, 25,000 or 50,000 ETNs (depending on the series) of the same series at one time directly to the issuer, Barclays Bank PLC, on any redemption date, subject to the procedures described in the relevant product prospectus[1]. A redemption charge may apply for certain series of iPath ETNs. The redemption charge is a one-time transaction charge imposed only in the case of early redemption for certain iPath ETNs and is intended to allow the issuer to recoup brokerage and other costs incurred in connection with an early redemption (although proceeds from the charge may be more or less than such costs).
3. **Hold until maturity** and receive a cash payment on the maturity date from the issuer, Barclays Bank PLC, based on the performance of the corresponding index, less investor fees and other applicable costs. Please see the relevant prospectus for details on how the payment at maturity is calculated for your ETNs.

[1] The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount. Any such reduction will be applied on a consistent basis for all holders of units at the time the reduction becomes effective.

Understanding the Price of ETNS

ETN Closing Indicative Note Value

The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. iPath® ETNs are unsecured debt securities and are not funds, so they do not have a net asset value or "NAV". For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Intraday Indicative Value

The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

ETN Market Price Returns

ETN Market price returns show the change in the end of day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

https://ipathetn.barclays/static/about-ipath-trading.app (continued)

Automatic Termination

Certain iPath ETNs will be automatically redeemed if the indicative value reaches a certain level (an "automatic termination event"), as described in the relevant prospectus. Upon the occurrence of an automatic termination event, Barclays Bank PLC will deliver notice of automatic termination, and investors will receive a cash payment in U.S. dollars per ETN on the applicable valuation date calculated in accordance with the procedures described in the relevant prospectus.

Issuances

Subsequent issuances

If demand for any iPath ETN exceeds the initial amount of securities issued, subsequent issuances may be made under the registration statement. The terms of the new issue-including maturity date, investor fee, ticker and CUSIP-will be the same as the original issue, and it is expected that both issues would be immediately fungible.

Suspension of issuances

Depending on market factors or regulatory developments, iPath ETNs may be suspended from further sales from inventory and/or further issuances.[2] Daily redemptions at the option of the holders of iPath ETNs are typically not affected by suspensions, nor are Barclays Bank PLC's lending activities from existing inventory with respect to iPath ETNs typically affected by suspensions.

It is possible that a suspension, as described above, may influence the market value of iPath ETNs. Limitations on issuance and sale implemented may cause an imbalance of supply and demand in the secondary market for iPath ETNs, which may cause them to trade at a premium or discount in relation to their indicative value. Therefore, any purchase of iPath ETNs in the secondary market may be at a purchase price significantly different from their indicative value.

[2] As will be described in further detail in the applicable pricing supplement relating to the iPath ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least the minimum number of ETNs of the same series (i.e. 5,000, 20,000, 25,000 or 50,000 or as otherwise specified in the applicable product prospectus) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.



Premiums and Discounts

What they are and why they happen

What is a premium?

When discussing iPath Exchange Traded Notes (ETNs), a premium is described as the amount that the market price of an ETN on the exchange trades above its intraday indicative note value. The intraday indicative note value is meant to approximate the intrinsic economic value of each iPath ETN. As iPath ETNs are debt securities, and unlike exchange-traded funds (ETFs) do not own underlying assets, the intraday indicative note value is based on the performance of the related index rather than the price of any assets.

What is a discount?

When discussing iPath ETNs, a discount is described as the amount that the market price of an ETN on the exchange trades below its intraday indicative note value. The intraday indicative note value is meant to approximate the intrinsic economic value of each iPath ETN. As iPath ETNs are debt securities, and unlike ETFs do not own underlying assets, the intraday indicative value is based on the performance of the related index rather than the price of any assets.

Why do premiums and discounts happen?

ETNs are debt securities that can be bought and sold on an exchange during normal trading hours. Investors can purchase and sell shares of ETNs on an exchange in the same manner they buy and sell a listed stock. When an investor buys an ETN, they are purchasing a debt security that seeks to return the performance of the related index of the ETN, less fees.

The actual market price of a series of iPath ETNs may be different from its indicative value for various reasons. Any changes in the level of supply or demand for the ETNs may impact the market price of the note and cause it to diverge from the indicative value (for example, see "Capacity limitations may affect the market price of an ETN" for a description of one supply side factor that may impact the price of the ETN). In addition, any delay or postponement by the index sponsor in publishing the value of an underlying index will affect the current index level and therefore the intraday indicative value of the applicable iPath ETNs, which may in turn result in a divergence from the market price of the applicable iPath ETNs.

How to calculate a premium or a discount

To calculate a premium or a discount the following formula can be used:

Premium/discount = ETN market price - intraday indicative value

- Hypothetical example A

  iPath ETN A 10:00 AM market price: $15.00
  iPath ETN A 10:00 AM indicative value: $12.50
  $15.00 - $12.50 = $2.50

  Based on the example above, "iPath ETN A" is trading at a $2.50 or 20% premium

- Hypothetical example B

  iPath ETN B 9:00 AM market price: $10.00
  iPath ETN B 9:00 AM indicative value: $12.50
  $10.00 - $12.50 = ($2.50)

  Based on the example above, "iPath ETN B" is trading at a $2.50 or 20% discount

Premiums and discounts are often displayed in percentage terms.

The percentage reflects the difference between the market price and indicative value (as a percentage of the indicative value).

Capacity limitations may affect the market price of an ETN

Certain iPath ETNs may be suspended from further sales from inventory and/or further issuances. Daily redemptions at the option of the holders of iPath ETNs are typically not affected by suspensions, nor are Barclays Bank PLC's lending activities from existing inventory with respect to iPath ETNs typically affected by suspensions.

It is possible that a suspension, as described above, may influence the market value of iPath ETNs. Limitations on issuance and sale implemented may cause an imbalance of supply and demand in the secondary market for iPath ETNs, which may cause them to trade at a premium or discount in relation to their indicative value. Therefore, any purchase of iPath ETNs in the secondary market may be at a purchase price significantly different from their indicative value.

In order to determine whether a particular iPath ETN is effected by a suspension, as described above, please check the applicable prospectus and the iPath Product List found on www.ipathetn.com.

Things to consider before investing in an ETN with a premium or discount

- What is a premium or discount?
- What market circumstances may be causing a premium or discount to occur within the ETN?
- Are other investment vehicles offering similar exposure trading at a premium or discount?

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least the minimum number of ETNs of the same series (i.e. 5,000, 20,000, 25,000 or 50,000 or as otherwise specified in the applicable product prospectus) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

https://ipathetn.barclays/details.app;instrumentId=103205

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iPath® Pure Beta Broad Commodity ETN

Export CSV | Factsheet

Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	BCM	$44.62 As of 02 Nov 2022	926,657 As of 02 Nov 2022	$41,347,435 As of 02 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCCTCTPT
Primary Exchange	NYSE Arca	Cusip	06740P114
Currency	USD	ISIN	US06740P1140
ETN Ticker	BCM	Inception Date	20 Apr 2011
Investor Fee Rate[2]	0.60% per annum	Maturity Date	18 Apr 2041
Intraday Indicative Value Bloomberg Ticker[3]	BCMIV	Futures execution cost[4]	0.10% per annum

Overview

The iPath® Pure Beta Broad Commodity ETNs (the "ETNs") are designed to provide exposure to the Barclays Commodity Index Pure Beta TR (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index provides exposure to the returns that are potentially available through an unleveraged investment in the contracts comprising the Index plus the Treasury Bill rate of interest that could be earned on funds committed to the trading of the underlying contracts. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


0
-20
-40
-60
Performance (%)
2012
2014
2016
2018
2020
2022
iPath® Pure Beta Broad Commodity ETN
Barclays Commodity Index Pure Beta TR

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was April 20, 2011 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	3.85%	4.53%	10.77%	11.80%	10.94%	16.11%	1.17%
Barclays Commodity Index Pure Beta TR	3.01%	-4.36%	-10.45%	12.45%	11.72%	16.93%	-0.40%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus | Factsheet

https://ipathetn.barclays/details.app;instrumentId=103205 (continued)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.
2. **The investor fee rate** per ETN is equal to 0.60% per year. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption of the relevant series of ETNs, the investor fee per ETN for a series of ETNs will be equal to (1) the Investor Fee Rate *times* (2) the applicable closing indicative value on the immediately preceding calendar day *times* (3) the applicable daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index to which those ETNs are linked on such index business day *divided by* (2) the closing level of such underlying Index on the immediately preceding index business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Publishec index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
4. **The futures execution cost** is designed to approximate the estimated costs of maintaining a rolling position in the futures contracts underlying the Index. The futures execution cost per ETN on any given calendar day will be calculated in the following manner: The futures execution cost on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the futures execution cost for each ETN will be equal to (1) 0.10% *times* (2) the applicable closing indicative value on the immediately preceding calendar day *times* (3) the applicable daily index factor on such calendar day (or, if such day is not an index business day, one) *divided by* (4) 365. The net effect of the futures execution cost accumulates over time and is subtracted at the rate of 0.10% per year.

Selected risk considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Barclays Pure Beta Series 2 Methodology: Barclays Pure Beta Series 2 Methodology seeks to mitigate distortions in the commodities markets associated with investment flows and supply and demand distortions. However, there is no guarantee that the Pure Beta Series 2 Methodology will succeed in these objectives and an investment in the ETNs linked to indices using this methodology may underperform compared to an investment in a traditional commodity index linked to the same commodities.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

https://ipathetn.barclays/details.app;instrumentId=211218

https://ipathetn.barclays/details.app;instrumentId=211218

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iPath® Select MLP ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
MLPs	ATMP	$19.44	12,264,381	$238,419,567
		As of 03 Nov 2022	As of 03 Nov 2022	As of 03 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	MLPs	Index Bloomberg Ticker	BXIIATMP
Primary Exchange	CBOE	Cusip	06742C723
Currency	USD	ISIN	US06742C7231
ETN Ticker	ATMP	Inception Date	12 Mar 2013
Investor Fee Rate[2]	0.95% per annum	Maturity Date	18 Mar 2043
Intraday Indicative Value Bloomberg Ticker[3]	ATMPIV		

Overview

The iPath Select MLP ETNs (the "ETNs") are linked to the performance of the Volume-Weighting Average Price ("VWAP")[4] level of the CIBC Atlas Select MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index is designed to provide exposure to a basket of midstream U.S. and Canadian master limited partnerships, limited liability companies and corporations (collectively, the "Index Constituents") that trade on major U.S. exchanges, are classified in the GICS®Energy Sector or GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS") and meet certain eligibility criteria, including long-term credit rating, the portion of cash flow driven by mid-stream operations and size as measured by free-float market capitalization and average daily trading value. Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Performance

Historical Performance


20
0
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Performance (%)
2014
2015
2016
2017
2018
2019
2020
2021
2022
iPath® Select MLP ETN
CIBC Atlas Select MLP Index

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was March 12, 2013 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	12.36%	4.45%	5.89%	26.33%	17.33%	4.00%	-2.53%
CIBC Atlas Select MLP Index	11.58%	4.52%	6.19%	25.49%	17.46%	4.11%	-2.59%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Coupon

Valuation Date	Record date	Ex-Date	Payment date	Coupon Amount	Current yield*
15 May 2013	29 May 2013	24 May 2013	06 Jun 2013	0.2648	3.99%
15 Aug 2013	28 Aug 2013	26 Aug 2013	06 Sep 2013	0.2573	3.95%
15 Nov 2013	29 Nov 2013	26 Nov 2013	29 Nov 2013	0.2694	4.02%
18 Feb 2014	03 Mar 2014	27 Feb 2014	11 Mar 2014	0.267	3.83%
15 May 2014	29 May 2014	27 May 2014	06 Jun 2014	0.274	3.72%
15 Aug 2014	28 Aug 2014	26 Aug 2014	08 Sep 2014	0.2771	3.44%
17 Nov 2014	01 Dec 2014	26 Nov 2014	09 Dec 2014	0.2722	3.41%
17 Feb 2015	26 Feb 2015	02 Mar 2015	10 Mar 2015	0.2562	3.35%
15 May 2015	27 May 2015	29 May 2015	08 Jun 2015	0.2952	3.86%
17 Aug 2015	26 Aug 2015	28 Aug 2015	08 Sep 2015	0.3015	4.75%
16 Nov 2015	25 Nov 2015	30 Nov 2015	08 Dec 2015	0.3199	6.08%
16 Feb 2016	25 Feb 2016	29 Feb 2016	08 Mar 2016	0.3055	7.99%
16 May 2016	25 May 2016	27 May 2016	07 Jun 2016	0.3506	6.71%
15 Aug 2016	24 Aug 2016	26 Aug 2016	06 Sep 2016	0.3263	5.62%
15 Nov 2016	25 Nov 2016	29 Nov 2016	07 Dec 2016	0.3062	5.36%
15 Feb 2017	01 Mar 2017	27 Feb 2017	09 Mar 2017	0.2845	4.58%
15 May 2017	26 May 2017	24 May 2017	06 Jun 2017	0.2714	4.66%
15 Aug 2017	28 Aug 2017	24 Aug 2017	06 Sep 2017	0.3022	5.75%
15 Nov 2017	29 Nov 2017	28 Nov 2017	07 Dec 2017	0.296	5.97%
15 Feb 2018	01 Mar 2018	28 Feb 2018	09 Mar 2018	0.2574	4.88%
15 May 2018	29 May 2018	25 May 2018	06 Jun 2018	0.333176	6.54%
15 Aug 2018	28 Aug 2018	27 Aug 2018	06 Sep 2018	0.308923	5.67%

15 Nov 2018	29 Nov 2018	28 Nov 2018	07 Dec 2018	0.256032	5.27%
15 Feb 2019	01 Mar 2019	28 Feb 2019	11 Mar 2019	0.313858	6.18%
15 May 2019	29 May 2019	28 May 2019	06 Jun 2019	0.288637	5.64%
15 Aug 2019	28 Aug 2019	27 Aug 2019	06 Sep 2019	0.325804	6.54%
15 Nov 2019	29 Nov 2019	28 Nov 2019	09 Dec 2019	0.293208	6.97%
18 Feb 2020	02 Mar 2020	28 Feb 2020	10 Mar 2020	0.326449	7.84%
15 May 2020	28 May 2020	27 May 2020	05 Jun 2020	0.22446	8.15%
17 Aug 2020	28 Aug 2020	27 Aug 2020	07 Sep 2020	0.24061	8.49%
16 Nov 2020	30 Nov 2020	27 Nov 2020	08 Dec 2020	0.225749	8.06%
16 Feb 2021	01 Mar 2021	26 Feb 2021	09 Mar 2021	0.218238	6.57%
17 May 2021	28 May 2021	27 May 2021	08 Jun 2021	0.224299	5.60%
16 Aug 2021	27 Aug 2021	26 Aug 2021	07 Sep 2021	0.220901	5.72%
15 Nov 2021	29 Nov 2021	26 Nov 2021	07 Dec 2021	0.252472	5.99%
15 Feb 2022	01 Mar 2022	28 Feb 2022	09 Mar 2022	0.234711	5.36%
16 May 2022	27 May 2022	26 May 2022	07 Jun 2022	0.259819	5.56%
15 Aug 2022	26 Aug 2022	25 Aug 2022	06 Sep 2022	0.26676	5.62%

Source: Barclays, subject to change.

Coupon payments are calculated and paid in accordance with the terms described in the relevant product prospectus. Past performance is not indicative of future results

* Current yield is the note's coupon (annualized) divided by the closing indicative note value on valuation date.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.95% per year. The daily fee value (or daily investor fee) on any calendar day is equal to the product of (1) the closing VWAP level on such calendar day *divided by* the VWAP factor and (2) 0.95% *divided by* 365. Because the daily fee value is calculated and subtracted from the closing indicative value on a daily basis, the net effect of the fee accumulates over time and is subtracted at the rate of 0.95% per year. The VWAP factor is 85.7984, which is equal to the initial VWAP level of the Index divided by the principal amount of $25.00 per ETN. The VWAP factor represents the initial exposure of each ETN to the initial VWAP level of the Index. The initial VWAP level was 2,144.96, which was the VWAP level at the closing of trading on the initial valuation date.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETN" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
4. **The Volume-Weighted Average Price** (VWAP) with respect to each Index Constituent, on any index business day, is the consolidated volume-weighted average price of one unit of such Index Constituent as determined by the VWAP calculation agent based on all trades in such Index Constituent reported in the consolidated tape system during the regular trading session. The VWAP Level on an index business day, as calculated by the VWAP calculation agent, (1) the sum of the products of (i) the VWAP of each Index Constituent as of such date *plus* (ii) the published unit weighting of that Index Constituent as of such date, *divided by* (2) the index divisor as of such date.

Selected risk considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore, the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decrease.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

https://ipathetn.barclays/details.app;instrumentId=341408

https://ipathetn.barclays/details.app;instrumentId=341408

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iPath® Series B S&P 500® VIX Short-Term Futures™ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Volatility	VXX	$16.96 As of 14 Nov 2022	23,071,720 As of 14 Nov 2022	$391,296,371 As of 14 Nov 2022

Key facts | Overview | Performance | Holdings | Documents

Asset Class	Volatility	Index Bloomberg Ticker	SPVXSTR
Primary Exchange	CBOE	Cusip	06747R477
Currency	USD	ISIN	US06747R4772
ETN Ticker	VXX	Inception Date	19 Jan 2018
Investor Fee Rate[2]	0.89% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	VXXIV		

Overview

The iPath® Series B S&P 500® VIX Short-Term Futures™ ETNs (the "ETNs") are designed to provide exposure to the S&P 500® VIX Short-Term Futures™ Index Total Return (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide access to equity market volatility through CBOE Volatility Index® (the "VIX Index") futures. The Index offers exposure to a daily rolling long position in the first and second month VIX futures contracts and reflects market participants' views of the future direction of the VIX index at the time of expiration of the VIX futures contracts comprising the Index. Owning the ETNs is not the same as owning interests in the index components included in the Index or a security directly linked to the performance of the Index.For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


150
100
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0
-50
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Performance (%)
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B S&P 500® VIX Short-Term FuturesTM ETN
S&P 500 VIX Short-Term Futures™ Index TR

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 19, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-16.29%	-1.45%	-30.43%	-4.61%	-17.52%	-39.21%	-31.39%
S&P 500 VIX Short-Term Futures™ Index TR	-16.22%	-1.22%	-30.12%	-3.90%	-16.78%	-38.67%	-30.77%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Holdings

Dollar weights

As of 14 Nov 2022

Name	Weight
CBOE VIX Future DEC 12	95.00%
CBOE VIX Future NOV 12	5.00%

Source: S&P Dow Jones LLC, subject to change.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.89% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected risk considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Performance of the Underlying Indices are Unpredictable: An investment in the ETNs is subject to risks associated with fluctuations, particularly a decline, in the performance of the underlying index. Because the performance of such index is linked to futures contracts on the CBOE® Volatility Index (the "VIX Index"), the performance of the underlying index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of the underlying index. Additional factors that may contribute to fluctuations in the level of such index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

Your ETNs Are Not Linked to the VIX Index: The ETNs offer exposure to futures contracts of specified maturities on the VIX Index and not direct exposure to the VIX Index or its spot level. These futures contracts will not track the performance of the VIX Index. In addition, the nature of the VIX futures market has historically resulted in a significant cost to "roll" a position in the VIX futures contracts underlying the index. As a result, the levels of the underlying index, which tracks a rolling position in specified VIX futures contracts, may experience significant declines as a result of these roll costs, especially over a longer period. The VIX Index will perform differently than the index underlying the ETNs and, in certain cases, may have positive performance during periods, while the index underlying the ETNs is experiencing poor performance. In turn, an investment in the ETNs may experience a significant decline in value over time, the risk of which increases the longer that the ETNs are held.

Risk of Long Term Holdings: The ETNs are only suitable for a very short investment horizon. The relationship between the level of the VIX Index and the underlying futures on the VIX Index will begin to break down as the length of an investor's holding period increases, even within the course of a single index business day. The relationship between the level of the underlying index and the value of the ETNs will also begin to break down as the length of an investor's holding period increases due to the effect of accrued fees. The long term expected value of your ETNs is zero. If you hold your ETNs as a long term investment, it is likely that you will lose all or a substantial portion of your investment.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=341615

iPath® Series B S&P 500® VIX Mid-Term Futures™ ETN

Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Volatility	VXZ	$27.87 As of 14 Nov 2022	1,930,033 As of 14 Nov 2022	$53,790,020 As of 14 Nov 2022

Asset Class	Volatility	Index Bloomberg Ticker	SPVXMTR
Primary Exchange	CBOE	Cusip	06746P613
Currency	USD	ISIN	US06746P6135
ETN Ticker	VXZ	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.89% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	VXZIV		

Overview

The iPath® Series B S&P 500® VIX Mid-Term Futures™ ETNs (the "ETNs") are designed to provide exposure to the S&P 500® VIX Mid-Term Futures™ Index Total Return (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide access to equity market volatility through CBOE Volatility Index® (the "VIX Index") futures. The Index offers exposure to a daily rolling long position in the fourth, fifth, sixth and seventh month VIX futures contracts and reflects market participants' views of the future direction of the VIX index at the time of expiration of the VIX futures contracts comprising the Index. Owning the ETNs is not the same as owning interests in the index components included in the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


Performance (%)
100
50
0
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B S&P 500® VIX Mid-Term FuturesTM ETN
S&P 500 VIX Mid-Term Futures™ Index TR

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-6.50%	2.15%	-4.79%	9.43%	10.52%	14.14%	11.29%
S&P 500 VIX Mid-Term Futures™ Index TR	-6.43%	2.38%	-4.36%	10.25%	11.52%	15.16%	12.29%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Holdings

Dollar weights

As of 28 Feb 2022

Name	Weight
CBOE VIX Future JUL 12	33.48%
CBOE VIX Future AUG 12	33.21%
CBOE VIX Future JUN 12	20.34%
CBOE VIX Future SEP 12	12.97%

Source: S&P Dow Jones LLC, subject to change.

Documents

Prospectus

Selected risk considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Performance of the Underlying Indices are Unpredictable: An investment in the ETNs is subject to risks associated with fluctuations, particularly a decline, in the performance of the underlying index. Because the performance of such index is linked to futures contracts on the CBOE® Volatility Index (the "VIX Index"), the performance of the underlying index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of the underlying index. Additional factors that may contribute to fluctuations in the level of such index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

Your ETNs Are Not Linked to the VIX Index: The ETNs offer exposure to futures contracts of specified maturities on the VIX Index and not direct exposure to the VIX Index or its spot level. These futures contracts will not track the performance of the VIX Index. In addition, the nature of the VIX futures market has historically resulted in a significant cost to "roll" a position in the VIX futures contracts underlying the index. As a result, the levels of the underlying index, which tracks a rolling position in specified VIX futures contracts, may experience significant declines as a result of these roll costs, especially over a longer period. The VIX Index will perform differently than the index underlying the ETNs and, in certain cases, may have positive performance during periods, while the index underlying the ETNs is experiencing poor performance. In turn, an investment in the ETNs may experience a significant decline in value over time, the risk of which increases the longer that the ETNs are held.

Risk of Long Term Holdings: The ETNs are only suitable for a very short investment horizon. The relationship between the level of the VIX Index and the underlying futures on the VIX Index will begin to break down as the length of an investor's holding period increases, even within the course of a single index business day. The relationship between the level of the underlying index and the value of the ETNs will also begin to break down as the length of an investor's holding period increases due to the effect of accrued fees. The long term expected value of your ETNs is zero. If you hold your ETNs as a long term investment, it is likely that you will lose all or a substantial portion of your investment.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=341626

iPath® Series B Bloomberg Livestock Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	COW	$39.42 As of 14 Nov 2022	465,009 As of 14 Nov 2022	$18,330,655 As of 14 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMLITR
Primary Exchange	NYSE Arca	Cusip	06746P498
Currency	USD	ISIN	US06746P4981
ETN Ticker	COW	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	COWIV		

Overview

The iPath® Series B Bloomberg Livestock Subindex Total Return℠ ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Livestock Subindex Total Return℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on livestock commodities. The Index currently consists of two livestock commodities futures contracts (lean hogs and live cattle) which are included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


0
-20
-40
Performance (%)
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Livestock Subindex Total ReturnSM ETN
Bloomberg Livestock Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	6.27%	1.88%	6.54%	4.90%	8.72%	-4.93%	-4.75%
Bloomberg Livestock Subindex Total Return[SM]	6.31%	2.00%	6.78%	5.30%	9.21%	-4.50%	-4.32%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. Intraday Indicative Value. The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=341630

https://ipathetn.barclays/details.app;instrumentId=341630

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iPath® Series B Bloomberg Cotton Subindex Total Return^{SM} ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	BAL	$59.10 As of 14 Nov 2022	468,581 As of 14 Nov 2022	$27,693,137 As of 14 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMCTTR
Primary Exchange	NYSE Arca	Cusip	06746P548
Currency	USD	ISIN	US06746P5483
ETN Ticker	BAL	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	BALIV		

Overview

The iPath® Series B Bloomberg Cotton Subindex Total Return^{SM} ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Cotton Subindex Total Return^{SM} (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on cotton. The Index currently consists of one futures contract on the commodity of cotton which is included in the Bloomberg Commodity Index Total Return^{SM}. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance



50
0
-50
Performance (%)
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Cotton Subindex Total ReturnSM ETN
Bloomberg Cotton Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-15.40%	-25.05%	-41.68%	-22.14%	-21.34%	8.14%	-0.10%
Bloomberg Cotton Subindex Total Return^SM	-15.37%	-24.96%	-41.55%	-21.84%	-20.98%	8.63%	0.35%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected risk considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=1192

iPath® S&P GSCI® Total Return Index ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	GSP	$22.66 As of 14 Nov 2022	1,420,992 As of 14 Nov 2022	$32,199,679 As of 14 Nov 2022

Asset Class	Commodities	Index Bloomberg Ticker	SPGSCITR
Primary Exchange	NYSE Arca	Cusip	06738C794
Currency	USD	ISIN	US06738C7948
ETN Ticker	GSP	Inception Date	06 Jun 2006
Investor Fee Rate[2]	0.70% per annum	Maturity Date	12 Jun 2036
Intraday Indicative Value Bloomberg Ticker[3]	GSPIV		

Overview

The iPath®S&P GSCI® Total Return Index ETNs (the "ETNs") are designed to provide exposure to the S&P GSCI® Total Return Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index provides exposure to the returns that are potentially available through an unleveraged investment in the contracts comprising the Index plus the Treasury Bill rate of interest that could be earned on funds committed to the trading of the underlying contracts. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


50
0
-50
Performance (%)
2008
2010
2012
2014
2016
2018
2020
2022
iPath® S&P GSCI® Total Return Index ETN
S&P GSCI® Total Return Index

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was June 6, 2006 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	7.74%	-5.06%	-8.49%	35.00%	28.32%	16.11%	-4.75%
S&P GSCI® Total Return Index	6.70%	-4.25%	-7.13%	29.97%	24.70%	14.18%	-3.92%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Holdings

Index components

As of 31 Oct 2022

Name	ETN Ticker	Weight	Trading Facility	Sector
WTI Crude Oil	CL	22.07%	NYM	Energy
Brent Crude	LCO	19.15%	IPE	Energy
GasOil	LGO	7.18%	ICE	Energy
Corn	C	6.14%	CBT	Grains Oilseeds
Heating Oil	HO	5.36%	NYM	Energy
Natural Gas	NG	4.92%	NYM	Energy
Unleaded Gasoline	RB	4.45%	BMF	Energy
Copper	MCU	3.64%	LME	Industrial Metals
Soybeans	S	3.58%	CBT	Grains Oilseeds
Wheat	W	3.53%	CBT	Grains Oilseeds

Load more

Source: S&P NYM-NYMEX Division New York Mercantile Exchange, PE-International Petroleum Exchange, CBT-Chicago Board of Trade, CME-Chicago Mercantile Exchange, LME-London Mercantile Exchange, CMX-COMEX Division-New York Mercantile Exchange, NYC-New York Cotton Exchange (Division of NYBOT), KBT-Kansas City Board of Trade, CSC-Coffee, Sugar and Cocoa Exchange. Information subject to change.

Index sector weights

As of 31 Oct 2022

Sector	Weight
Energy	63.12%
Grains Oilseeds	14.85%
Industrial Metals	8.76%
Livestock	6.21%
Precious Metals	3.81%
Softs	3.24%

Source: Barclays, subject to change.

Documents

Index components

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is equal to 0.70% per year. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to: (1) the Investor Fee Rate *times* (2) the principal amount of your ETNs *times* (3) the applicable index factor on that day (or, if such day is not a trading day, the Index Factor on the immediately preceding trading day) *divided* by (4) 365. The Index Factor on any given day will be equal to the closing value of the Index underlying the ETNs on that day *divided* by the Initial Index Level. The Initial Index Level for this series of iPath ETNs is the closing value of the Index underlying the ETNs on the Inception Date.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected risk considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 30,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=1193

https://ipathetn.barclays/details.app;instrumentId=1193

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iPath® Bloomberg Commodity Index Total Return^{SM} ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	DJP	$34.82 As of 14 Nov 2022	21,811,491 As of 14 Nov 2022	$759,476,117 As of 14 Nov 2022

Key facts | Overview | Performance | Holdings | Documents

Asset Class	Commodities
Primary Exchange	NYSE Arca
Currency	USD
ETN Ticker	DJP
Investor Fee Rate[2]	0.70% per annum
Intraday Indicative Value Bloomberg Ticker[3]	DJPIV
Index Bloomberg Ticker	BCOMTR
Cusip	06738C778
ISIN	US06738C7781
Inception Date	06 Jun 2006
Maturity Date	12 Jun 2036

Overview

The iPath® Bloomberg Commodity Index Total Return^{SM} ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Commodity Index Total Return^{SM} (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks , including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in futures contract on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is a rolling index that is rebalanced annually. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


50
0
-50
Performance (%)
2008
2010
2012
2014
2016
2018
2020
2022
iPath® Bloomberg Commodity Index Total ReturnSM ETN
Bloomberg Commodity Index Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was June 6, 2006 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	2.19%	-7.15%	-13.06%	17.39%	11.82%	14.75%	-2.38%
Bloomberg Commodity Index Total Return[SM]	1.99%	-6.20%	-11.40%	15.83%	11.15%	13.44%	-1.63%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Holdings

Index components

As of 31 Oct 2022

Name	ETN Ticker	Weight	Trading Facility	Sector
Natural Gas	NG	13.36%	NYM	Energy
Gold	GC	12.84%	NYM	Precious Metals
WTI Crude Oil	CL	8.12%	NYM	Energy
Brent Crude	CO	7.36%	IPE	Energy
Corn	C	5.97%	CBT	Grains Oilseeds
Soybeans	S	5.53%	CBT	Grains Oilseeds
Copper (COMEX)	HG	3.90%	NYM	Industrial Metals
Silver	SI	3.82%	NYM	Precious Metals
Live Cattle	LC	3.71%	CME	Livestock
Soybean Oil	BO	3.55%	CBT	Grains Oilseeds

Load more

Source: S&P NYM-NYMEX Division New York Mercantile Exchange, PE-International Petroleum Exchange, CBT-Chicago Board of Trade, CME-Chicago Mercantile Exchange, LME-London Mercantile Exchange, CMX-COMEX Division-New York Mercantile Exchange, NYC-New York Cotton Exchange (Division of NYBOT), KBT-Kansas City Board of Trade, CSC-Coffee, Sugar and Cocoa Exchange. Information subject to change.

Index sector weights

As of 31 Oct 2022

Sector	Weight
Energy	37.20%
Grains Oilseeds	23.52%
Precious Metals	16.65%
Industrial Metals	11.83%
Softs	5.41%
Livestock	5.39%

Source: Barclays, subject to change.

Documents

Index components

Prospectus

Documents

Index components | Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is equal to 0.70% per year *times* the principal amount of your ETNs *times* the applicable index factor and is calculated on a daily basis in the following manner. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to: (1) the Investor Fee Rate *times* (2) the principal amount of your ETNs *times* (3) the applicable index factor on that day (or, if such day is not a trading day, the Index Factor on the immediately preceding trading day) *divided* by (4) 365. The Index Factor on any given day will be equal to the closing value of the Index underlying the ETNs on that day *divided* by the Initial Index Level. The Initial Index Level for this series of iPath ETNs is the closing value of the Index underlying the ETNs on the Inception Date.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 30,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=323463

https://ipathetn.barclays/details.app;instrumentId=323463

Home | Corporate and Investment Bank

BARCLAYS

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Back to: Home > ETN Universe

iPath® Series B Bloomberg Natural Gas Subindex Total Return[SM] ETN

Export CSV

Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	GAZ	$30.24 As of 14 Nov 2022	461,901 As of 14 Nov 2022	$13,967,886 As of 14 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities
Primary Exchange	NYSE Arca
Currency	USD
ETN Ticker	GAZ
Investor Fee Rate[2]	0.45% per annum
Intraday Indicative Value Bloomberg Ticker[3]	GAZIV

Index Bloomberg Ticker	BCOMNGTR
Cusip	06745T368
ISIN	US06745T3683
Inception Date	08 Mar 2017
Maturity Date	05 Mar 2037

Overview

The iPath® Series B Bloomberg Natural Gas Subindex Total Return[SM] ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Natural Gas Subindex Total Return[SM] (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index currently consists of the contract in the Bloomberg Commodity Index Total Return[SM] that relates to a single commodity, natural gas (currently the Henry Hub Natural Gas futures contract traded on the New York Mercantile Exchange (NYMEX)). Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance



Performance (%)
0
-50
2018
2019
2020
2021
2022
iPath® Series B Bloomberg Natural Gas Subindex Total ReturnSM ETN
S&P GSCI® Crude Oil Total Return Index

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was March 8, 2017 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-9.07%	-25.52%	-16.20%	69.11%	12.67%	0.32%	N/A
S&P GSCI® Crude Oil Total Return Index	-9.03%	-25.43%	-16.00%	69.75%	13.18%	0.77%	N/A

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day times (3) the daily index factor on that day (or, if such day is not an index business day, one)divided by (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided* by (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

https://ipathetn.barclays/details.app;instrumentId=341631

https://ipathetn.barclays/details.app;instrumentId=341631

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iPath® Series B Bloomberg Copper Subindex Total Return^{SM} ETN

Export CSV | Factsheet

Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JJC	$19.28 As of 14 Nov 2022	3,224,245 As of 14 Nov 2022	$62,163,444 As of 14 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMHGTR
Primary Exchange	NYSE Arca	Cusip	06746P555
Currency	USD	ISIN	US06746P5558
ETN Ticker	JJC	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	JJCIV		

Overview

The iPath® Series B Bloomberg Copper Subindex Total Return^{SM} ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Copper Subindex Total ReturnSM (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on copper. The Index currently consists of one futures contract on the commodity of copper (currently the Copper High Grade futures contract traded on the COMEX) which is included in the Bloomberg Commodity Index Total Return^{SM}. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


40
20
0
-20
-40
Performance (%)
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Copper Subindex Total ReturnSM ETN
Bloomberg Copper Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-0.83%	-5.20%	-23.18%	-24.40%	-22.63%	7.49%	0.34%
Bloomberg Copper Subindex Total Return[SM]	-0.79%	-5.09%	-23.00%	-24.12%	-22.28%	7.97%	0.79%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

Factsheet

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=341634

https://ipathetn.barclays/details.app;instrumentId=341634

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iPath® Series B Bloomberg Agriculture Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JJA	$25.05 As of 14 Nov 2022	656,543 As of 14 Nov 2022	$16,446,402 As of 14 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMAGTR
Primary Exchange	NYSE Arca	Cusip	06746P589
Currency	USD	ISIN	US06746P5897
ETN Ticker	JJA	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	JJAIV		

Overview

The iPath® Series B Bloomberg Agriculture Subindex Total Return℠ ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Agriculture Subindex Total Return℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on agriculture commodities. The Index is currently composed of seven futures contracts on agricultural commodities which are included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance



80
60
40
20
0
-20
Performance (%)
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Agriculture Subindex Total ReturnSM ETN
Bloomberg Agriculture Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	1.04%	2.87%	-10.23%	13.61%	17.19%	20.45%	8.97%
Bloomberg Agriculture Subindex Total Return[SM]	1.08%	2.99%	-10.02%	14.04%	17.72%	21.00%	9.46%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=369782

iPath® Series B Carbon ETN

Export CSV | Factsheet

Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Sustainable investing	GRN	$30.02 As of 14 Nov 2022	1,526,133 As of 14 Nov 2022	$45,814,513 As of 14 Nov 2022

Asset Class	Sustainable investing	Index Bloomberg Ticker	BXIIGC2T
Primary Exchange	NYSE Arca	Cusip	06747C322
Currency	USD	ISIN	US06747C3227
ETN Ticker	GRN	Inception Date	10 Sep 2019
Investor Fee Rate[2]	0.75% per annum	Maturity Date	08 Sep 2049
Intraday Indicative Value Bloomberg Ticker[3]	GRNIV		

Overview

The iPath® Series B Carbon ETNs (the "ETNs") are designed to provide exposure to the Barclays Global Carbon II TR USD Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The objective of the Index is to provide exposure to the price of carbon as measured by the return of futures contracts on carbon emissions credits from two of the world's major emissions-related mechanisms (the **"mechanisms"** and each a **"mechanism"**). The mechanisms currently included in the Index are the European Union Emission Trading Scheme (**"EU ETS"**) and the Kyoto Protocol's Clean Development Mechanism (the **"CDM"**). The Index is composed of allocations in futures contracts on a carbon emissions credit from each mechanism included in the Index (each such contract, an **"Index Component"**). The Index Components currently included in the Index are futures contracts that trade on the ICE Futures Europe exchange. The allocations of the Index to the Index Components are adjusted on an annual basis. While the weights may fluctuate over time, since the inception of the Index, the weight assigned to futures contracts associated with the EU ETS has been greater than 99.9%, and the weight assigned to futures contracts associated with the CDM has been less than 0.1%. Accordingly, the Index is heavily weighted toward futures contracts on carbon emission credits in the European Union.

While the Index Components are denominated in euros, the Index is calculated in U.S. dollars. The performance of the Index for any period reflects the weighted performance of the Index Components during that period, as adjusted by the performance of the euro/U.S. dollar exchange rate over that period, and, because the Index is a "total return" index, the return over that period that corresponds to the weekly announced interest rate for specified 3-month U.S. Treasury bills. The Index is maintained and calculated by Barclays Bank PLC (in such capacity, the **"index sponsor"**). The closing level of the Index will be calculated on each index business day and is reported by Bloomberg L.P. or a successor via the facilities of the Consolidated Tape Association under the ticker symbol **"BXIIGC2T"**.

Performance

Historical Performance


200
100
0
Performance (%)
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Carbon ETN
Barclays Global Carbon II TR USD Index

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was September 10, 2019 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	20.23%	2.72%	-4.27%	0.75%	37.53%	45.87%	N/A
Barclays Global Carbon II TR USD Index	20.31%	2.92%	-3.90%	1.38%	38.57%	46.97%	N/A

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

Factsheet

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.
2. **The investor fee rate** per ETN is 0.75% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided* by (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided* by (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected risk considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 5,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Carbon Market Risk: Trading in futures contracts on carbon emissions credits, including trading in the index components, is speculative and can be extremely volatile. The futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Market prices of the index components may fluctuate rapidly based on numerous factors including but not limited to changes in supply and demand, domestic and foreign political or government actions and technological developments. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs. Cap & trade mechanisms have arisen primarily due to relative international consensus on the correlation between the rise in greenhouse gas emissions and the onset of global warming. Accordingly, changes in regulation and enforcement of cap & trade mechanisms as a result of changes in international consensus can adversely affect market behavior and the value of the ETNs.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=341622

https://ipathetn.barclays/details.app;instrumentId=341622

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iPath® Series B Bloomberg Softs Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JJS	$59.02 As of 14 Nov 2022	133,294 As of 14 Nov 2022	$7,867,012 As of 14 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMSOTR
Primary Exchange	NYSE Arca	Cusip	06746P456
Currency	USD	ISIN	US06746P4569
ETN Ticker	JJS	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	JJSIV		

Overview

The iPath® Series B Bloomberg Softs Subindex Total Return℠ ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Softs Subindex Total ReturnS℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on softs commodities. The Index currently consists of three softs commodities futures contracts (coffee, cotton and sugar) which are included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance



40
20
0
-20
-40
Performance (%)
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Softs Subindex Total ReturnSM ETN
Bloomberg Softs Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-9.79%	-9.16%	-17.87%	-10.74%	-7.48%	13.95%	2.16%
Bloomberg Softs Subindex Total Return[SM]	-9.76%	-9.05%	-17.69%	-10.40%	-7.06%	14.47%	2.62%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

https://ipathetn.barclays/details.app;instrumentId=341623

iPath® Series B Bloomberg Precious Metals Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JJP	$60.93 As of 14 Nov 2022	111,413 As of 14 Nov 2022	$6,788,394 As of 14 Nov 2022

Asset Class	Commodities	Index Bloomberg Ticker	BCOMPRTR
Primary Exchange	NYSE Arca	Cusip	06746P464
Currency	USD	ISIN	US06746P4643
ETN Ticker	JJP	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	JJPIV		

Overview

The iPath® Series B Bloomberg Precious Metals Subindex Total Return℠ ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Precious Metals Subindex Total Return℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on precious metals commodities. The Index currently consists of two precious metals commodities futures contracts (gold and silver) which are included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


Performance (%)
40
20
0
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Precious Metals Subindex Total ReturnSM ETN
Bloomberg Precious Metals Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-1.08%	-6.84%	-15.29%	-12.90%	-11.86%	0.55%	2.14%
Bloomberg Precious Metals Subindex Total Return SM	-1.05%	-6.74%	-15.09%	-12.58%	-11.46%	1.00%	2.60%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. **Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).**

https://ipathetn.barclays/details.app;instrumentId=341625

https://ipathetn.barclays/details.app;instrumentId=341625

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iPath® Series B Bloomberg Nickel Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JJN	$38.21 As of 14 Nov 2022	1,065,077 As of 14 Nov 2022	$40,696,592 As of 14 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities
Primary Exchange	NYSE Arca
Currency	USD
ETN Ticker	JJN
Investor Fee Rate[2]	0.45% per annum
Intraday Indicative Value Bloomberg Ticker[3]	JJNIV
Index Bloomberg Ticker	BCOMNITR
Cusip	06746P480
ISIN	US06746P4809
Inception Date	17 Jan 2018
Maturity Date	23 Jan 2048

Overview

The iPath® Series B Bloomberg Nickel Subindex Total Return℠ ETNs (the "ETNs") were designed to provide exposure to the Bloomberg Nickel Subindex Total ReturnSM (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on nickel. The Index currently consists of one futures contract on the commodity of nickel which is included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


Performance (%)
300
200
100
0
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Nickel Subindex Total ReturnSM ETN
Bloomberg Nickel Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	3.29%	-7.70%	-31.38%	5.91%	13.54%	8.78%	12.16%
Bloomberg Nickel Subindex Total Return[SM]	3.33%	-7.59%	-31.22%	6.31%	14.05%	9.27%	12.66%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

https://ipathetn.barclays/details.app;instrumentId=341627

https://ipathetn.barclays/details.app;instrumentId=341627

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iPath

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iPath® Series B Bloomberg Industrial Metals Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JJM	$64.33 As of 14 Nov 2022	175,448 As of 14 Nov 2022	$11,286,570 As of 14 Nov 2022

Key facts Overview Performance Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMINTR
Primary Exchange	NYSE Arca	Cusip	06746P514
Currency	USD	ISIN	US06746P5145
ETN Ticker	JJM	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	JJMIV		

Overview

The iPath® Series B Bloomberg Industrial Metals Subindex Total Return℠ ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Industrial Metals Subindex Total Return℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on industrial metal commodities. The Index is currently composed of four futures contracts on industrial metals, three of which (aluminum, nickel and zinc) are traded on the London Metal Exchange and the other of which (copper) is traded on the COMEX division of the New York Mercantile Exchange and is a sub-index of the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance



Performance (%)
50
0
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Industrial Metals Subindex Total ReturnSM ETN
Bloomberg Industrial Metals Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-0.60%	-9.37%	-27.68%	-16.96%	-13.78%	6.91%	1.89%
Bloomberg Industrial Metals Subindex Total Return[SM]	-0.56%	-9.26%	-27.51%	-16.65%	-13.39%	7.40%	2.35%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=341628

iPath® Series B Bloomberg Grains Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JJG	$76.37 As of 14 Nov 2022	441,393 As of 14 Nov 2022	$33,709,183 As of 14 Nov 2022

Key facts Overview Performance Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMGRTR
Primary Exchange	NYSE Arca	Cusip	06746P522
Currency	USD	ISIN	US06746P5228
ETN Ticker	JJG	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	JJGIV		

Overview

The iPath® Series B Bloomberg Grains Subindex Total Return℠ ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Grains Subindex Total Return℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on grains commodities. The Index is currently composed of three futures contracts on grains which are included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


Performance (%)
50
0
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Grains Subindex Total ReturnSM ETN
Bloomberg Grains Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	1.04%	6.00%	-10.47%	19.21%	22.51%	20.28%	9.95%
Bloomberg Grains Subindex Total Return[SM]	1.08%	6.12%	-10.27%	19.66%	23.06%	20.82%	10.45%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=341629

iPath® Series B Bloomberg Energy Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JJE	$61.40 As of 14 Nov 2022	109,894 As of 14 Nov 2022	$6,747,492 As of 14 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMENTR
Primary Exchange	NYSE Arca	Cusip	06746P530
Currency	USD	ISIN	US06746P5301
ETN Ticker	JJE	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	JJEIV		

Overview

The iPath® Series B Bloomberg Energy Subindex Total Return℠ ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Energy Subindex Total Return℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on energy commodities. The Index currently consists of five energy-related commodities futures contracts (Natural Gas, WTI Crude Oil, Brent Crude Oil, Heating Oil and Unleaded Gasoline) which are included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


50
0
-50
Performance (%)
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Energy Subindex Total ReturnSM ETN
Bloomberg Energy Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	4.35%	-12.22%	-7.06%	55.80%	32.65%	11.87%	4.74%
Bloomberg Energy Subindex Total Return[SM]	4.39%	-12.12%	-6.85%	56.38%	33.25%	12.38%	5.21%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=31020

https://ipathetn.barclays/details.app;instrumentId=31020

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iPath

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iPath® Bloomberg Cocoa Subindex Total Return[SM] ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	NIB	$26.78 As of 14 Nov 2022	832,475 As of 14 Nov 2022	$22,293,681 As of 14 Nov 2022

Key facts Overview Performance Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMCCTR
Primary Exchange	NYSE Arca	Cusip	06739H313
Currency	USD	ISIN	US06739H3131
ETN Ticker	NIB	Inception Date	24 Jun 2008
Investor Fee Rate[2]	0.70% per annum	Maturity Date	24 Jun 2038
Intraday Indicative Value Bloomberg Ticker[3]	NIBIV		

Overview

The iPath® Bloomberg Cocoa Subindex Total Return[SM] ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Cocoa Subindex Total Return[SM] (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on cocoa. The Index currently consists of one futures contract on the commodity of cocoa which is included in the Bloomberg Commodity Index Total Return[SM]. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see Selected Risk Considerations below.

Performance

Historical Performance



0
-20
-40
-60
Performance (%)
2010
2012
2014
2016
2018
2020
2022
iPath® Bloomberg Cocoa Subindex Total ReturnSM ETN
Bloomberg Cocoa Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was June 24, 2008 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-0.64%	-0.60%	-12.78%	-14.76%	-17.45%	-3.56%	-4.80%
Bloomberg Cocoa Subindex Total Return[SM]	-0.50%	-0.34%	-10.99%	-12.58%	-14.94%	-2.41%	-3.86%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is equal to 0.70% per year. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to: (1) the Investor Fee Rate *times* (2) the principal amount of your ETNs *times* (3) the applicable index factor on that day (or, if such day is not a trading day, the Index Factor on the immediately preceding trading day) *divided* by (4) 365. The Index Factor on any given day will be equal to the closing value of the Index underlying the ETNs on that day *divided* by the Initial Index Level. The Initial Index Level for this series of iPath ETNs is the closing value of the Index underlying the ETNs on the Inception Date.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 30,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=31027

https://ipathetn.barclays/details.app;instrumentId=31027

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iPath® Bloomberg Lead Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[†]
Commodities	LD	$47.80 As of 14 Nov 2022	26,804 As of 14 Nov 2022	$1,281,231 As of 14 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMPBTR
Primary Exchange	NYSE Arca	Cusip	06739H263
Currency	USD	ISIN	US06739H2638
ETN Ticker	LD	Inception Date	24 Jun 2008
Investor Fee Rate[2]	0.70% per annum	Maturity Date	24 Jun 2038
Intraday Indicative Value Bloomberg Ticker[3]	LDIV		

Overview

The iPath® Bloomberg Lead Subindex Total Return℠ ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Lead Subindex Total Return℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on lead. The Index currently consists of one futures contract on the commodity of lead which is included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance



40
20
0
-20
-40
-60
Performance (%)
2010
2012
2014
2016
2018
2020
2022
iPath® Bloomberg Lead Subindex Total ReturnSM ETN
Bloomberg Lead Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was June 24, 2008 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	5.66%	-0.89%	-11.32%	-13.10%	-15.47%	-3.08%	-1.12%
Bloomberg Lead Subindex Total Return[SM]	5.08%	-0.61%	-9.93%	-11.36%	-13.47%	-2.13%	-0.33%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is equal to 0.70% per year. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to: (1) the Investor Fee Rate *times* (2) the principal amount of your ETNs *times* (3) the applicable index factor on that day (or, if such day is not a trading day, the Index Factor on the immediately preceding trading day) *divided* by (4) 365. The Index Factor on any given day will be equal to the closing value of the Index underlying the ETNs on that day *divided* by the Initial Index Level. The Initial Index Level for this series of iPath ETNs is the closing value of the Index underlying the ETNs on the Inception Date.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 30,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. **Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).**

https://ipathetn.barclays/details.app;instrumentId=103217

https://ipathetn.barclays/details.app;instrumentId=103217

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iPath® Pure Beta Crude Oil ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	OIL	$29.97 As of 18 Nov 2022	2,164,909 As of 18 Nov 2022	$64,882,323 As of 18 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCC2CLPT
Primary Exchange	NYSE Arca	Cusip	06740P221
Currency	USD	ISIN	US06740P2213
ETN Ticker	OIL	Inception Date	20 Apr 2011
Investor Fee Rate[2]	0.57% pr annum	Maturity Date	18 Apr 2041
Intraday Indicative Value Bloomberg Ticker[3]	OILIV	Futures execution cost[4]	0.10% per annum

Overview

The iPath® Pure Beta Crude Oil ETNs (the "ETNs") are designed to provide exposure to the Barclays WTI Crude Oil Pure Beta TR Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts in the crude oil markets. The Index may roll into one of a number of futures contracts with varying expiration dates, as selected using the Barclays Pure Beta Series 2 Methodology. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance



Performance (%)
0
-20
-40
-60
-80
2012
2014
2016
2018
2020
2022
iPath® Pure Beta Crude Oil ETN
Barclays WTI Crude Oil Pure Beta TR Index

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was April 20, 2011 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

https://ipathetn.barclays/details.app;instrumentId=103217 (continued)

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	10.49%	-7.35%	-5.92%	33.45%	26.97%	22.91%	-4.01%
Barclays WTI Crude Oil Pure Beta TR Index	10.55%	-7.19%	-5.60%	34.19%	27.83%	23.83%	-3.21%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

Factsheet

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is equal to 0.57% per year. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption of the relevant series of ETNs, the investor fee per ETN for a series of ETNs will be equal to (1) the Investor Fee Rate *times* (2) the applicable closing indicative value on the immediately preceding calendar day *times* (3) the applicable daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index to which those ETNs are linked on such index business day *divided by* (2) the closing level of such underlying Index on the immediately preceding index business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
4. **The futures execution cost** is designed to approximate the estimated costs of maintaining a rolling position in the futures contracts underlying the Index. The futures execution cost per ETN on any given calendar day will be calculated in the following manner: The futures execution cost on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the futures execution cost for each ETN will be equal to (1) 0.10% *times* (2) the applicable closing indicative value on the immediately preceding calendar day *times* (3) the applicable daily index factor on such calendar day (or, if such day is not an index business day, one) *divided by* (4) 365. The net effect of the futures execution cost accumulates over time and is subtracted at the rate of 0.10% per year.

Selected risk considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Barclays Pure Beta Series 2 Methodology: The Barclays Pure Beta Series 2 Methodology seeks to mitigate distortions in the commodities markets associated with investment flows and supply and demand distortions. However, there is no guarantee that the Pure Beta Series 2 Methodology will succeed in these objectives and an investment in the ETNs linked to indices using this methodology may underperform compared to an investment in a traditional commodity index linked to the same commodities.

Concentration Risk: the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=341620

https://ipathetn.barclays/details.app;instrumentId=341620

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iPath

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iPath® Series B Bloomberg Tin Subindex Total Return[SM] ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JJT	$71.21 As of 18 Nov 2022	116,313 As of 18 Nov 2022	$8,282,649 As of 18 Nov 2022

Key facts Overview Performance Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMSNTR
Primary Exchange	NYSE Arca	Cusip	06746P431
Currency	USD	ISIN	US06746P4312
ETN Ticker	JJT	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	JJTIV		

Overview

The iPath® Series B Bloomberg Tin Subindex Total Return[SM] ETNs (the "ETNs") were designed to provide exposure to the Bloomberg Tin Subindex Total ReturnSM (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on tin. The Index currently consists of one futures contract on the commodity of tin which is included in the Bloomberg Commodity Index Total Return[SM]. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance



200
150
100
50
0
Performance (%)
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Tin Subindex Total ReturnSM ETN
Bloomberg Tin Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-13.98%	-28.52%	-54.92%	-52.99%	-50.39%	8.91%	2.01%
Bloomberg Tin Subindex Total Return^SM	-13.95%	-28.43%	-54.82%	-52.82%	-50.16%	9.40%	2.47%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=341621

https://ipathetn.barclays/details.app;instrumentId=341621

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iPath® Series B Bloomberg Sugar Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	SGG	$63.07 As of 18 Nov 2022	470,279 As of 18 Nov 2022	$29,660,497 As of 18 Nov 2022

Key facts Overview Performance Documents

Asset Class	Commodities
Primary Exchange	NYSE Arca
Currency	USD
ETN Ticker	SGG
Investor Fee Rate[2]	0.45% per annum
Intraday Indicative Value Bloomberg Ticker[3]	SGGIV
Index Bloomberg Ticker	BCOMSBTR
Cusip	06746P449
ISIN	US06746P4494
Inception Date	17 Jan 2018
Maturity Date	23 Jan 2048

Overview

The iPath® Series B Bloomberg Sugar Subindex Total Return℠ ETNs (the "ETNs") were designed to provide exposure to the Bloomberg Sugar Subindex Total Return℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on sugar. The Index currently consists of one futures contract on the commodity of sugar which is included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance



Performance (%)
20
0
-20
-40
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Sugar Subindex Total ReturnSM ETN
Bloomberg Sugar Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	1.92%	5.13%	-4.52%	-0.49%	-2.57%	12.98%	2.55%
Bloomberg Sugar Subindex Total Return[SM]	1.96%	5.25%	-4.30%	-0.11%	-2.13%	13.49%	3.02%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

https://ipathetn.barclays/details.app;instrumentId=341624

https://ipathetn.barclays/details.app;instrumentId=341624

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iPath® Series B Bloomberg Platinum Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	PGM	$46.66 As of 18 Nov 2022	121,205 As of 18 Nov 2022	$5,655,425 As of 18 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMPLTR
Primary Exchange	NYSE Arca	Cusip	06746P472
Currency	USD	ISIN	US06746P4726
ETN Ticker	PGM	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	PGMIV		

Overview

The iPath® Series B Bloomberg Platinum Subindex Total Return℠ ETNs (the "ETNs") were designed to provide exposure to the Bloomberg Platinum Subindex Total Return℠ (the "Index"). On October 15, 2009, Barclays Bank PLC announced the temporary suspension of further issuances of the iPath® Bloomberg Platinum Subindex Total Return℠ ETNs (View press release). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on platinum. The Index currently consists of one futures contract on the commodity of platinum which is included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance



20
0
-20
-40
Performance (%)
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Platinum Subindex Total ReturnSM ETN
Bloomberg Platinum Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	8.56%	5.27%	-0.27%	-2.86%	-8.19%	-1.21%	-2.63%
Bloomberg Platinum Subindex Total Return[SM]	8.60%	5.39%	-0.04%	-2.50%	-7.78%	-0.77%	-2.19%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

https://ipathetn.barclays/details.app;instrumentId=341624 (continued)

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

https://ipathetn.barclays/details.app;instrumentId=341632

https://ipathetn.barclays/details.app;instrumentId=341632

Back to: Home > ETN Universe

iPath® Series B Bloomberg Coffee Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JO	$44.14 As of 18 Nov 2022	1,086,109 As of 18 Nov 2022	$47,940,851 As of 18 Nov 2022

Key facts Overview Performance Documents

Asset Class	Commodities	Index Bloomberg Ticker	BCOMKCTR
Primary Exchange	NYSE Arca	Cusip	06746P563
Currency	USD	ISIN	US06746P5632
ETN Ticker	JO	Inception Date	17 Jan 2018
Investor Fee Rate[2]	0.45% per annum	Maturity Date	23 Jan 2048
Intraday Indicative Value Bloomberg Ticker[3]	JOIV		

Overview

The iPath® Series B Bloomberg Coffee Subindex Total Return℠ ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Coffee Subindex Total Return℠(the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on coffee. The Index currently consists of one futures contract on the commodity of coffee which is included in the Bloomberg Commodity Index Total ReturnSM. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Considerations" below.

Performance

Historical Performance


40
20
0
-20
-40
Performance (%)
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
iPath® Series B Bloomberg Coffee Subindex Total ReturnSM ETN
Bloomberg Coffee Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

https://ipathetn.barclays/details.app;instrumentId=341632 (continued)

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	-19.57%	-16.12%	-17.78%	-19.34%	-11.81%	13.54%	-0.17%
Bloomberg Coffee Subindex Total Return[SM]	-19.54%	-16.02%	-17.59%	-19.04%	-11.41%	14.05%	0.28%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

https://ipathetn.barclays/details.app;instrumentId=341632 (continued)

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

https://ipathetn.barclays/details.app;instrumentId=341633

https://ipathetn.barclays/details.app;instrumentId=341633

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iPath® Series B Bloomberg Aluminum Subindex Total Return℠ ETN

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Asset Class	ETN Ticker	Closing Indicative Note Value	ETNs Outstanding	Market Capitalization[1]
Commodities	JJU	$50.99 As of 18 Nov 2022	291,904 As of 18 Nov 2022	$14,884,185 As of 18 Nov 2022

Key facts | Overview | Performance | Documents

Asset Class	Commodities
Primary Exchange	NYSE Arca
Currency	USD
ETN Ticker	JJU
Investor Fee Rate[2]	0.45% per annum
Intraday Indicative Value Bloomberg Ticker[3]	JJUIV
Index Bloomberg Ticker	BCOMALTR
Cusip	06746P571
ISIN	US06746P5715
Inception Date	17 Jan 2018
Maturity Date	23 Jan 2048

Overview

The iPath® Series B Bloomberg Aluminum Subindex Total Return℠ ETNs (the "ETNs") are designed to provide exposure to the Bloomberg Aluminum Subindex Total Return℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on aluminium. The Index currently consists of one futures contract on the commodity of aluminium which is included in the Bloomberg Commodity Index Total Return℠. Owning the ETNs is not the same as owning interests in the commodities futures contracts comprising the Index or a security directly linked to the performance of the Index. For additional information regarding the risks associated with the ETNs, please see "Selected Risk Consideration" below.

Performance

Historical Performance



Performance (%)
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iPath® Series B Bloomberg Aluminum Subindex Total ReturnSM ETN
Bloomberg Aluminum Subindex Total ReturnSM

Download historical performance data: Export CSV

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was January 17, 2018 to the previous days closing price. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

https://ipathetn.barclays/details.app;instrumentId=341633 (continued)

ETN and index returns

As of 31 Oct 2022

Return type	1m	3m	6m	YTD	1y*	3y*	Since ETN inception*
ETN Closing Indicative Note Value Return	3.00%	-10.63%	-26.89%	-20.65%	-18.39%	5.19%	-1.44%
Bloomberg Aluminum Subindex Total Return[SM]	3.04%	-10.53%	-26.73%	-20.35%	-18.02%	5.66%	-1.00%

*For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. Source: Barclays, subject to change.

ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

Documents

Prospectus

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) The Investor Fee Rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding business day.
3. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.

   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs of the same series (unless specified otherwise in the pricing supplement for the ETNs) at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Bank PLC has filed a registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus for this offering in that registration statement and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the base prospectus from Barclays Bank PLC by calling toll-free 1-888-227-2275 (extension 7-7990).

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE